SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated:    March 1, 2002

Under the section titled “TCW Galileo Opportunity Fund” beginning at page 40, Diane E. Jaffee is added as a portfolio manager.

Under the section titled “TCW Galileo Select Equities Fund” at page 43, Leigh R. Crawford is added as portfolio manager.

Under the section titled “Portfolio Managers” beginning at page 82, the following individual is added:

Leigh R. Crawford	Managing Director, the Adviser,
TCW Asset Management Company
and Trust Company of the West

December 17, 2002
GALNP